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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report dated March 30, 2001 for Razorfish, Inc. and subsidiaries, included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-55422, 333-30410, 333-90495, and 333-
77373.

                                                       /s/ ARTHUR ANDERSEN LLP
                                                       Arthur Andersen LLP

New York, New York
April 2, 2001